EXHIBIT 99.1

PRESS RELEASE

THE CHEESECAKE FACTORY OPENS GRAND LUX CAFE IN SUNRISE, FLORIDA
Company Achieves New Restaurant Opening Target For 2005

FOR IMMEDIATE RELEASE	CONTACT: JILL PETERS
(818) 871-3000

          Calabasas Hills, CA – December 14, 2005 – The Cheesecake Factory Incorporated (Nasdaq: CAKE) today announced the opening of its seventh Grand Lux Cafe restaurant on December 13, 2005 at the Sawgrass Mills Mall in Sunrise, Florida.  The restaurant contains approximately 11,300 square feet and approximately 300 seats.

          “With the opening of Grand Lux Cafe in Sunrise, Florida, we have completed our new restaurant openings for the year and achieved our stated goal of 18 new restaurants in 2005.  We have a strong infrastructure in place, both in the field and at our corporate office, which enables us to execute our opening schedule well within our high standards of quality,” commented David Overton, Chairman and CEO.  “We are targeting as many as 21 new restaurants in 2006, including as many as four Grand Lux Cafes, and look forward to continuing to provide our guests with an exceptional upscale casual dining experience at a great value.”

About The Cheesecake Factory

          The Cheesecake Factory Incorporated operates 103 upscale, casual dining restaurants under The Cheesecake Factory® name that offer an extensive menu of more than 200 items with an average check of approximately $16.60.  The Company also operates a bakery production facility that produces over 50 varieties of quality cheesecakes and other baked products for the Company’s restaurants and for other leading foodservice operators, retailers and distributors.  Additionally, the Company operates seven upscale casual dining restaurants under the Grand Lux Cafe® name; one self-service, limited menu “express” foodservice operation under The Cheesecake Factory Express® mark inside the DisneyQuest® family entertainment center in Orlando, Florida; and licenses two bakery cafe outlets to another foodservice operator under The Cheesecake Factory Bakery Cafe® name.  For more information about The Cheesecake Factory Incorporated, please visit www.thecheesecakefactory.com.

Safe Harbor Statement

          This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements.  Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements.  In particular, forward-looking statements regarding the Company’s restaurant sales trends are subject to risks and uncertainties due to national and regional economic and public safety conditions that impact consumer confidence and spending, as well as

The Cheesecake Factory Incorporated
26901 Malibu Hills Road, Calabasas Hills, CA 91301 • Telephone (818) 871-3000 • Fax (818) 871-3100

weather and other factors outside of the Company’s control.  Forward-looking statements regarding the number and timing of the Company’s planned new restaurant openings are subject to risks and uncertainties due to factors outside of the Company’s control, including factors that are under the control of government agencies, landlords and others.  Forward-looking statements speak only as of the dates on which they were made.  The Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws.  Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements contained in the Company’s filings with the Securities and Exchange Commission.

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The Cheesecake Factory Incorporated
26901 Malibu Hills Road, Calabasas Hills, CA 91301 • Telephone (818) 871-3000 • Fax (818) 871-3100